UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2025

NATURE’S MIRACLE HOLDING INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3281 E. Guasti Road, Suite 175 Ontario, CA 91761	91761
(Address of principal executive offices)	(Zip Code)

(909) 218-4601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None

Securities registered pursuant to Section 12(g) of the Act:

Title for each class	Trading Symbol(s)
Common Stock, par value $0.0001 per share	NMHI
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 6, 2025, Nature’s Miracle Holdings Inc. (the “Company”) entered into the Equity Financing Agreement (or EPFA), with GHS Investments, LLC, a Nevada limited liability company ( (the “Investor”), in connection with an equity line of credit (“ELOC”) for up to $20,000,000 (the “Commitment Amount”), pursuant to an Equity Purchase Facility Agreement (the “EPFA”), dated as of May 6, 2025, for a period of 24 months from the effective date the registration statement (the “Registration Statement”) registering the shares of Common Stock relating to the EPFA (the “Term”). Once the Registration Statement is effective, sales of our Common Stock to the Investor under the EPFA, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of our Common Stock and determinations by us regarding the use of proceeds from any sale of such Common Stock. As consideration for entering into the EPFA, the Company issued 1,503,759 shares of Common Stock to the Investor (the “Commitment Shares”) (representing one percent (1%) of the total Commitment Amount) upon signing of the EPFA. Also on May 6, 2025, we entered into a Securities Purchase Agreement (the “SPA”) where we sold to the Investor 250 shares of Series A Preferred Stock, $0.0001 par value per share (the “Series A Shares”) at a purchase price of $1,000 per Series A Share for an aggregate purchase price of $250,000. The Series A Shares have a face value of $1,200 per share, and are convertible into shares of Common Stock (the “Conversion Shares”) at a conversion price of $0.112 in accordance with the Certificate of Designations to be filed with the State of Delaware.

In accordance with our obligations under the EPFA, the SPA, the Company entered into a Registration Rights Agreement with the Selling Stockholders, dated as of May 6, 2025 (the Registration Rights Agreement”), with customary registration rights related to the shares issued under the EPFA and the SPA. We will file a registration statement in order to register (i) the 1,503,759 Commitment Shares, (ii) the resale of shares that we may elect, in our sole discretion, to issue and sell to the Investor, upon the terms and subject to the conditions and limitations of the EPFA and (iii) the 2,678,571 Conversion Shares.

The Investor is not obligated to buy any Common Stock under the EPFA if such shares, when aggregated with all other Common Stock then beneficially owned by the Investor and its respective affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the Investor beneficially owning Common Stock in excess of 4.99% of the then-outstanding shares of Common Stock (the “Beneficial Ownership Limitation”).

The EPFA, the SPA and Registration Rights Agreement contain customary registration rights, representations, warranties, conditions and indemnification obligations by each party. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and are subject to certain important limitations.

Equity Purchase Facility Agreement (EPFA)

Pursuant to the EPFA, the Investor shall purchase from us up to $20,000,000 worth of ELOC Shares that we may elect to sell to the Investor pursuant to the EPFA, which may result in the issuance of up to 158,730,159 ELOC Shares based on the average of the high and low reported prices of our Common Stock as reported on OTC on May 2, 2025 of $0.14, less a 20.0% discount. The shares of our Common Stock that may be issued under the EPFA may be sold by us to the Investor at our discretion from time to time for (i) up to 24 months from the date of an effective registration statement registering these shares, (ii) the date on which the Investor shall have purchased ELOC Shares up to the full Commitment Amount.

During the Term described above, we will have the right, but not the obligation, from time to time at our sole discretion, to direct Investor, by delivery of an irrevocable written notice (“Purchase Notice”) to purchase shares of our Common Stock (each a “Purchase”). The maximum dollar amount of each Purchase will not exceed two hundred percent (200%) of the average daily trading dollar volume for the Common Stock during the ten (10) consecutive trading days preceding the Purchase Notice. No Purchase will be made in an amount equaling less than ten thousand dollars ($10,000) or greater than five hundred thousand dollars ($500,000). Purchases are further limited to the Investor owning no more than 4.99% of the outstanding stock of the Company at any given time.

The purchase price (the “Purchase Price”) of the Purchase shall be eighty percent (80%) percent of the lowest traded price for the Company’s Common Stock (the “Market Price”) during the ten (10) consecutive trading days preceding the relevant Purchase Notice (the “Pricing Period”). Following an up-list to the NASDAQ or a national exchange, the Purchase Price shall be ninety percent (90%) of the lowest volume weighted average price during the Pricing Period, subject to a floor price of $0.05 per share, below which the Company shall not deliver a Purchase Notice. During the Term of the ELOC, or the “Open Period”, the Company shall not be entitled to submit a Purchase Notice until after the previous Purchase closing has been completed in accordance with the EPFA (each a “Closing”). There will be a minimum of ten (10) trading days between Closings. No Purchase will be made in an amount equaling less than ten thousand dollars ($10,000) or greater than five hundred thousand dollars ($500,000).

Termination of the EPFA

Unless earlier terminated as provided in the EPFA, the EPFA will terminate automatically on the earliest to occur of:

●	the first day of the month following the 24-month anniversary of the Commencement Date; or

●	the date on which The Investor shall have purchased the Commitment Amount.

The Securities Purchase Agreement

On May 6, 2025, the Company and the Investor entered into the Securitiies Purchase Agreement (the “SPA”), whereby the Investor purchased 250 shares of Series A preferred stock, $0.0001 par value per share (the Series A Shares), at a purchase price of $1,000 per Series A Share. The Series A Shares have a stated value of $1,200 per share (the “Stated Value”), and shall bear dividends at the rate of 12% per annum, for so long as the Series A Shares have not been redeemed or converted. The Series A Shares are convertible into shares of Common Stock of the Company at a conversion price of $0.112 (the “Conversion Price”) as set forth in in the Certificate of Designations, to be filed with the State of Delaware (the “Certificate of Designations”). The Investor shall not convert into Common Stock any amount of Series A Shares which would render the holder having more than 4.99% of the total outstanding shares of common stock of the Company. The Company shall irrevocably instruct and maintain authorized at all times in reserve with Continental Stock & Transfer Company, its “Transfer Agent”, 6,580,000 shares of Common Stock for the benefit of the Investor (“Reserve Amount”). The Reserve Amount shall be increased from time to time to ensure appropriate coverage for all purchased Series A Shares.

The foregoing description of the EPFA, the SPA and the Registration Rights Agreement, do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, a copy of each of the EPFA, the SPA and the Registration Rights Agreement are filed as Exhibit 10.1, 10.2 and 10.3 respectively, to this Current Report on Form 8-K and incorporated by reference herein.

 Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated in its entirety into this Item 3.02. The Series A Shares, the shares of Common Stock issuable upon conversion of the Series A Shares and the 1,503,759 shares of Common Stock that make up the Commitment Shares issued in connection with the EPFA as described herein, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold in reliance upon the exemption from the registration requirements under Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 5.03.

Pursuant to the SPA, the Company will file the Certificate of Designations for the Series A Shares with the Secretary of State of the State of Delaware for the purpose of establishing and designating the Series Shares.

The following is a general description of the principal terms of the Series A Shares:

The Certificate of Designations authorizes a total of 250 shares of Series A Preferred Stock with a conversion price of $0.112 (the “Conversion Price”), which is subject to adjustment as provided in the Certificate of Designations. The Series A Shares has a stated value of $1,200 per share (the “Stated Value”). Each Series A Share is convertible into shares of Common Stock at the Conversion Price, subject to adjustment as provided in the Certificate of Designations. The Series A Shares will vote together with the common stock on an as-converted basis subject to the beneficial ownership limitations in the next sentence. In all cases, conversion of the Series A Shares will be subject to a beneficial ownership limitation, which prevents the conversion of any portion of a holder’s Series A Shares if such conversion would cause the holder, together with its affiliates, to beneficially own more than 4.99%, or, at the option of such holder, 9.99% of the outstanding shares of Common Stock after giving effect to the conversion (the “Beneficial Ownership Limitation”).

Beginning the date that is the earlier of (i) one hundred twenty (120) calendar days from the execution of definitive agreements or (ii) the day on which a direct listing on a US National Exchange occurs the Company shall redeem all Series A Shares, all accrued but unpaid dividends and all other amounts due pursuant to the Certificate of Designation. Following any Event of Default, as defined in the SPA, all outstanding Series A Shares shall come immediately due for redemption and the redemption amount shall accrue dividends at the lesser of (a) 15% per annum or (b) the maximum legal rate. Redemption following an Event of Default shall occur at an amount equaling the product of one hundred and twenty five percent (125%), multiplied by the sum of the Stated Value, all accrued but unpaid dividends and all other amounts due pursuant to the SPA and the Certificate of Designations for all Series A Shares.

Each Series A Share shall be entitled to receive, and the Company shall pay, cumulative dividends of twelve percent (12%) per annum, payable quarterly, beginning on the issue date and ending on the date that such Series A Share has been converted or redeemed. In addition, if at any time the Company grants, issues or sells any Common Stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder of Series A Shares will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series A Shares (without regard to any limitations on exercise, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

The foregoing description of the Series A Shares and Certificate of Designations do not purport to be complete and are qualified in their entirety by reference to the form of Certificate of Designations, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

The Company issued a press release on May 6, 2025 announcing the Financing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed Financing. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could impact the Financing; (2) the outcome of any legal proceedings that may be instituted against the company following the announcement of the Financing and the transactions contemplated therein; (3) the inability to complete the proposed Financing; (4) costs related to the proposed Financing; (5) changes in applicable laws or regulations; and (6) other risks and uncertainties indicated from time to time, and in association of the Company’s filings with the SEC as may be filed from time to time. The Company cautions that the foregoing list of factors is not exclusive, and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
4.1	Certificate of Designations
10.1	Equity Purchase Finance Agreement dated May 6, 2025
10.2	Securities Purchase Agreement dated May 6, 2025
10.3	Registration Rights Agreement dated May 6, 2025
99.1	Press Release dated May 6, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2025

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer